Exhibit 10.4

THIRD AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of May 11, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation, as purchaser (the “Purchaser”), and RESIDENTIAL CARE I, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE III, INC., an Indiana corporation, CLEARWATER GARDEN HOMES, L.L.C., an Indiana limited liability company, ROSEWALK GARDEN HOMES, L.L.C., an Indiana limited liability company, and AMERICAN SENIOR HOME CARE, L.L.C., an Indiana limited liability company (each individually, a “Seller” and, jointly and severally, the “Sellers”).

RECITALS:

WHEREAS, the Purchaser and the Sellers are parties to that certain Purchase and Sale Agreement, dated as of March 18, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of April 27, 2011, and that certain Second Amendment to Purchase and Sale Agreement, dated as of May 9, 2011 (as so amended, the “Purchase Agreement”), with respect to certain real property and related property known as and located at (a) Clearwater Commons, 4519 E. 82nd Street, Indianapolis, Indiana, and (b) Rosewalk Commons and Garden Homes, 250 Shenandoah Drive, Lafayette, Indiana, all as further described in the Purchase Agreement; and

WHEREAS, the Purchaser and the Sellers desire to amend the Purchase Agreement to extend the Inspection Period;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

1.             Capitalized Terms.  All capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Purchase Agreement.

2.             Inspection Period.  The term “Inspection Period” in Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Inspection Period” means the period commencing on the Effective Date and expiring at 6:00 p.m., local time at the Property, on May 12, 2011.

3.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format) and any such counterpart so delivered shall be deemed an original for all purposes.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.

PURCHASER:

FIVE STAR QUALITY CARE, INC.,
a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Its:	President and Chief Executive Officer

SELLERS:

RESIDENTIAL CARE I, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

RESIDENTIAL CARE III, INC.,
an Indiana corporation

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

CLEARWATER GARDEN HOMES, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

ROSEWALK GARDEN HOMES, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Third Amendment to Purchase and Sale Agreement]

AMERICAN SENIOR HOME CARE, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Third Amendment to Purchase and Sale Agreement]